Segment Reporting	6 Months Ended
Jun. 30, 2025
Segment Reporting [Abstract]
Segment Reporting Disclosure
Note 13. Segment
The Company's chief operating decision maker (“CODM”) manages the Company’s business activities as a single operating and reportable segment and reviews financial information prepared on a consolidated basis. The Company's reportable segment generates revenues through the sale of its 3D printing systems, related services and consumables and by providing additive manufacturing (“AM”) solutions. The CODM reviews and utilizes budget-to-actual variances of profit measures and functional expenses (cost of revenues, research and development, net, and selling, general and administrative), at the consolidated level to manage the Company’s operations and to make key operating decisions. Other segment items included in consolidated net income (loss) are financial income (expenses), net and income tax expenses, which are reflected in the consolidated statements of operations and comprehensive loss.